Exhibit 99.2

AFFORDABLE RESIDENTIAL COMMUNITIES ANNOUNCES
PROPOSED RIGHTS OFFERING

ENGLEWOOD, CO — (BUSINESS WIRE) — Friday, October 6, 2006 — Affordable Residential Communities Inc. (NYSE: ARC) today announced that it expects to conduct a rights offering to its stockholders in order to raise approximately $80 million  to provide a source of funding for its acquisition of NLASCO, Inc. (“NLASCO”), which was also announced today.

In the proposed rights offering, all holders of ARC common stock will receive one non-transferable right to purchase approximately 0.242 shares of common stock of the Company for each share held as of a record date to be established and announced at a later date.  The price at which the additional shares may be purchased is $8.00 per share.  It is currently anticipated that an affiliate of Gerald J. Ford, one of the Company’s directors and the beneficial owner of approximately 17.6% of ARC’s common stock, will backstop the rights offering and purchase any shares not purchased in the rights offering by the stockholders of record on the record date, at the rights offering price per share of $8.00.

The net cash proceeds from the rights offering will be used to pay a portion of the NLASCO acquisition.

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THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES MENTIONED IN THE PRESS RELEASE IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.  A REGISTRATION STATEMENT RELATING TO THE SECURITIES MENTIONED IN THIS PRESS RELEASE IS EXPECTED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  IN ADDITION, A PROXY STATEMENT RELATING TO CERTAIN OF THE MATTERS DISCUSSED IN THIS PRESS RELEASE IS EXPECTED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  WHEN FILED, COPIES OF THESE DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV).  WE URGE YOU TO CAREFULLY REVIEW THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  ARC, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE CONSIDERED “PARTICIPANTS IN THE SOLICITATION” OF PROXIES FROM ARC’S SHAREHOLDERS IN CONNECTION WITH CERTAIN OF THE MATTERS DISCUSSED IN THIS PRESS RELEASE.  INFORMATION REGARDING SUCH PERSONS AND THEIR

INTERESTS IN ARC IS CONTAINED IN ARC’S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K FILED WITH THE SEC.  SHAREHOLDERS AND INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF ARC AND ITS DIRECTORS AND EXECUTIVE OFFICERS IN THE MATTERS DISCUSSED IN THIS PRESS RELEASE, WHICH MAY BE DIFFERENT THAN THOSE OF ARC’S SHAREHOLDERS GENERALLY, BY READING THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS REGARDING THE MATTERS DISCUSSED IN THIS PRESS RELEASE, WHICH IS EXPECTED TO BE FILED WITH THE SEC.  THE SECURITIES MENTIONED IN THE PRESS RELEASE MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

About Affordable Residential Communities Inc.

Affordable Residential Communities Inc. (“ARC” or the “Company”), excluding discontinued operations, currently owns and operates approximately 57,350 homesites located in 276 communities in 24 states. ARC is focused on the acquisition, renovation, repositioning and operation of primarily all-age manufactured home communities with headquarters in Englewood, CO.

CONTACTS
Affordable Residential Communities Inc.
Larry Willard, Chief Executive Officer
(866) 847-8931
investor.relations@aboutarc.com
                  or
Integrated Corporate Relations, Inc.
Brad Cohen, (203) 682-8211

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ materially from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: general risks affecting the real estate industry; the Company’s ability to maintain or increase rental rates and occupancy with respect to properties currently owned; the Company’s assumptions on rental home and home sales and financing activity; completion of pending acquisitions and sales, if any, and terms of and timing with respect thereto; the Company’s growth and expansion into new markets or successful integration of acquisitions; and the effect of interest rates.  Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s 2005 Annual Report on Form 10-K (included under the heading “Forward-Looking Statements”), and in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s internet site (http://www.sec.gov).  The forward-looking statements contained in this news release speak only as of the date of the release, and the Company assumes no obligation to update the forward-looking statements or update the reasons why actual results could differ from those contained in the forward-looking statements.